Exhibit 10.4

Supplemental Indenture
No. 3
to
Indenture dated as of February 20, 2002

     This SUPPLEMENTAL INDENTURE NO. 3 to INDENTURE (this “Supplemental Indenture”) is entered into among Lear Corporation, a Delaware corporation (the “Company”), Lear Operations Corporation, a Delaware corporation (“LOC”), Lear Seating Holdings Corp. # 50, a Delaware corporation (“Lear No. 50”), Lear Corporation EEDS and Interiors, a Delaware corporation (“Lear Interiors”), Lear Automotive (EEDS) Spain S.L., an entity organized under the laws of Spain (“Lear Spain”), Lear Corporation Mexico, S.A. de C.V., an entity organized under the laws of Mexico (“Lear Mexico”), Lear Corporation (Germany) Ltd., a Delaware corporation (“Lear Germany”), Lear Automotive Dearborn, Inc., a Delaware corporation (“Lear Dearborn”), and The Bank of New York Trust Company, N.A., a national banking association (as successor to The Bank of New York), as Trustee (the “Trustee”).
RECITALS
     WHEREAS, the Company, LOC, Lear No. 50, Lear Interiors, Lear Spain, Lear Mexico, Lear Germany and the Trustee are parties to that certain Indenture dated as of February 20, 2002, as supplemented by Supplemental Indenture No. 1 dated as of August 26, 2004 and Supplement No. 2 thereto dated as of December 15, 2005 (the “Indenture”), providing for the issuance and delivery by the Company of its Zero-Coupon Convertible Senior Notes due 2022 (the “Notes”);
     WHEREAS, Lear Dearborn, an indirect subsidiary of the Company, will become, concurrently with the execution and delivery of this Supplemental Indenture, a guarantor under the Principal Credit Facilities; and
     WHEREAS, pursuant to Section 10.06 of the Indenture, any subsidiary of the Company that becomes a guarantor under the Principal Credit Facilities is required to become a Guarantor under the Indenture;
     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes:
     Section 1. GUARANTEE.
     For value received, Lear Dearborn hereby agrees to become a party to the Indenture as a Guarantor under and pursuant to Article 10 of the Indenture and to jointly and severally unconditionally guarantee to each Holder and the Trustee (a) the due and punctual payment in full of principal of and interest on the Notes when due, whether at stated maturity, upon acceleration, redemption or otherwise, (b) the due and punctual payment in full of interest on the overdue principal of and, to the extent permitted by law, interest on the Notes, and (c) the due and punctual payment of all other Obligations of the Company and the other Guarantors to the Holders and the Trustee under the Indenture and the Notes, including, without limitation, the payment of fees, expenses, indemnification or other amounts.

     Section 2. MISCELLANEOUS.
     2.1. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     2.2. Confirmation of the Indenture. Except as amended hereby, the Indenture shall remain in full force and effect and is hereby ratified and confirmed in all respects.
     2.3. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.
     2.4. Separability. Each provision of this Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     2.5. Headings. The captions of the various section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
     2.6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.
     2.7. Definitions. All terms defined in the Indenture shall have the same meaning in this Supplemental Indenture unless otherwise defined herein.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto caused this Supplemental Indenture to be duly executed as of this 25th day of April, 2006.

LEAR CORPORATION
By:	/s/ James H. Vandenberghe
	Name:	James H. Vandenberghe
	Title:	Vice Chairman and Chief Financial Officer

LEAR OPERATIONS CORPORATION
By:	/s/ James H. Vandenberghe
	Name:	James H. Vandenberghe
	Title:	Executive Vice President

LEAR SEATING HOLDINGS CORP. # 50
By:	/s/ James H. Vandenberghe
	Name:	James H. Vandenberghe
	Title:	President

LEAR CORPORATION EEDS AND INTERIORS
By:	/s/ James H. Vandenberghe
	Name:	James H. Vandenberghe
	Title:	President

LEAR AUTOMOTIVE (EEDS) SPAIN S.L.
By:	/s/ Paul Jefferson
	Name:	Paul Jefferson
	Title:	Director

LEAR CORPORATION MEXICO, S.A. de C.V.
By:	/s/ James M. Brackenbury
	Name:	James M. Brackenbury
	Title:	President

LEAR CORPORATION (GERMANY) LTD.
By:	/s/ James H. Vandenberghe
	Name:	James H. Vandenberghe
	Title:	President

LEAR AUTOMOTIVE DEARBORN, INC.
By:	/s/ James H. Vandenberghe
	Name:	James H. Vandenberghe
	Title:	President

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee
By:	/s/ Roxane Ellwanger
	Name:	Roxane Ellwanger
	Title:	Assistant Vice President